Exhibit 10.2
A. SCHULMAN, INC.
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING AMENDED AND RESTATED
PERFORMANCE-BASED RESTRICTED STOCK AND PERFORMANCE SHARE
AWARD AGREEMENT FOR EMPLOYEES
Code Sheet
The following codes are used in this Award Agreement and should be replaced using your P.C.’s “Replace” function (see instructions accompanying this form).

VTA	Grantee’s name (all capital letters)

VTB	Grant Date (all capital letters)

Vtb	Grant Date (initial capital letters only)

Vtc	Person to contact for more information

Vtd	Contact’s telephone number, including area code

Vte	Date that is 30 days after the Grant Date (initial capital letters only)

Vtf	Number of shares of Restricted Stock granted (insert only the number in Arabic numerals)

Vtg	Number of Performance Shares granted (insert only the number in Arabic numerals)

Vtg	Contact’s street address

Vth	Contact’s city, state and zip code

Vti	Calendar year in which grant is made (e.g., 2006)

Vtq	Grantee’s name (initial capital letters only)

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A. SCHULMAN, INC.
2006 INCENTIVE PLAN
AMENDED AND RESTATED
PERFORMANCE-BASED RESTRICTED STOCK AND PERFORMANCE SHARE
AWARD AGREEMENT ISSUED TO
VTA on VTB
A. Schulman, Inc. (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company’s shareholders adopted the A. Schulman, Inc. 2006 Incentive Plan (“Plan”) as a means through which employees like you may share in the Company’s success. You have been granted Restricted Stock and Performance Shares (collectively, the “Award”) under the Plan.
This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact Vtc at Vtd if you have any questions about your Award.
Also, no later than Vte, you must return a signed copy of the Award Agreement to:
Vtc
A. Schulman, Inc.
Vtg
Vth
If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.
Section 409A of the Internal Revenue Code (“Section 409A”) imposes substantial penalties on persons who receive some forms of deferred compensation. Your Award has been designed to avoid these penalties. However, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.
Nature of Your Award
The terms and conditions affecting your Award are described in this Award Agreement and the Plan, both of which you should read carefully. If you satisfy such conditions:
[1] The restrictions imposed on your Restricted Stock will be removed and you will own the shares; and

[2] Your Performance Shares will be settled and you will receive the shares underlying such Performance Shares. For purposes of this Award Agreement, each Performance Share represents the right to receive a share of the Company’s common stock, par value $1.00 per share.
No later than Vte you must return a signed copy of this Award Agreement to:
Vtc
A. Schulman, Inc.
Vtg
Vth
If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.
Grant Date: Vtb.
Number of Shares of Restricted Stock and Performance Shares: You have been granted Vtf shares of Restricted Stock and Vtg Performance Shares.
When Your Award Will Be Settled
In General:
Restricted Stock: Until the conditions described in this Award Agreement are met, your Restricted Stock will be held in escrow. On the Settlement Date, these shares either will be distributed to you, free of any restrictions, or forfeited, depending on whether or not you satisfy the conditions described in this Award Agreement and in the Plan.
Performance Shares: Your Performance Shares will be settled or will be forfeited depending on whether or not you satisfy the conditions described in this Award Agreement and in the Plan.
Normal Settlement Date: Normally, your Award will be settled using the following formula:
Restricted Stock: If the Company’s total shareholder return performance (as described below) is below the 25th percentile (i.e., 75% of the companies perform better), none of the shares of your Restricted Stock will vest. If the Company’s total shareholder return performance meets or exceeds the 25th percentile, but is below the 50th percentile, the restrictions will lapse (and your Restricted Stock will vest) with respect to half of the shares of your Restricted Stock. If the Company’s total shareholder return performance meets or exceeds the 50th percentile, but is below the 75th percentile, the restrictions will lapse (and your Restricted Stock will vest) with respect to all of the shares of your Restricted Stock.
Performance Shares: If the Company’s total shareholder return performance is below the 75th percentile, all of your Performance Shares will be forfeited. All of your Performance Shares will be settled if Schulman’s total shareholder return performance meets or exceeds the 75th percentile.

The total shareholder return calculation takes the theoretical value of $100 invested in Schulman stock on the Grant Date and the theoretical value of $100 invested with each of the peer group companies on the Grant Date. At the end of three years, the value of the Schulman stock (assuming all dividends are reinvested) is compared with the value of each of the peer group companies (again assuming that all dividends are reinvested).
However, your Award may be settled earlier in the circumstances described in the next section.
How Your Award Might Be Settled Earlier Than the Normal Settlement Date: Your Award will be immediately settled earlier than the Normal Settlement Date if there is a “change in control” (as defined in the Plan).
How Your Termination of Employment Will Affect Your Award: You may forfeit your Award if you terminate employment before the Normal Settlement Date, although this will depend on why you terminate.
[1] If you terminate because of [a] death, [b] disability (as defined in the Plan) or [c] after qualifying for retirement (as defined in the Plan) if the Committee agrees to treat your termination as a “retirement,”
[i] Restricted Stock: You will receive a prorated number of the shares of Restricted Stock granted through this Award Agreement but only if the performance criteria described above are actually met at the Normal Settlement Date. If they are not, all of your Restricted Stock will be forfeited. If those performance criteria are met, you will receive a number of shares equal to:

Number of shares that would have been due to you if you had not terminated before the Normal Settlement Date	X	the number of whole months between Vtb and your termination date the number of whole months between Vtb and the Normal Settlement Date
[ii] Performance Shares: You will receive a prorated number of the shares underlying your Performance Shares granted through this Award Agreement but only if the performance criteria described above are actually met at the Normal Settlement Date. If they are not, all of your Performance Shares will be forfeited. If those performance criteria are met, you will receive a number of shares equal to:

Number of shares that would have been due to you if you had not terminated before the Normal Settlement Date	X	the number of whole months between Vtb and your termination date the number of whole months between Vtb and the Normal Settlement Date
[2] If you terminate under any other circumstances, all of the shares of Restricted Stock and Performance Shares granted through this Award Agreement will be forfeited.

Settling Your Award
If all applicable conditions have been met, your vested Restricted Stock will be settled automatically. If all applicable conditions have been met, you will receive the shares underlying your vested Performance Shares as soon as administratively feasible, but no later than 60 days, after the last day of the Performance Period (as defined in the Plan).
Other Rules Affecting Your Award
Rights During the Performance Period:
Restricted Stock: During the Performance Period (and even though these shares are held in escrow until they are settled), you may exercise any voting rights associated with your Restricted Stock. You also will be entitled to receive any dividends or other distributions paid on these shares, although these dividends and other distributions also will be held in escrow and will vest and be settled (or forfeited) on the same terms and conditions as the related shares of Restricted Stock.
Performance Shares: During the Performance Period, you will have no voting or dividend rights with respect to the shares underlying the Performance Shares.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any portion of your Award that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Tax Withholding: Applicable withholding taxes must be withheld with respect to your Award. These taxes may be paid in one of several ways. They are:
•	By the Company withholding this amount from other amounts owed to you (e.g., from your salary);

•	By giving the Company a check (payable to “A. Schulman, Inc.”) in an amount equal to the taxes that must be withheld; or

•	By having the Company withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.
You must choose the approach you prefer before the shares are transferred to you, although the Company may reject your preferred method for any reason (or for no reason). If this happens, the Company will specify (from among the alternatives just listed) how these taxes are to be paid.
If you do not choose a method within 30 days of the Settlement Date, the Company will withhold either through payroll practices or a portion of the shares that otherwise would be distributed.

The number of shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the shares will be distributed to you.
Transferring Your Award: Normally, your Award may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any portion of your Award that is settled after you die. Also, the Committee may allow you to place your Award into a trust established for your benefit or the benefit of your family. Contact Vtc at the address or number given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.
Other Agreements: Also, your Award will be subject to the terms of any other written agreements between you and the Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your Award: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your Restricted Stock and Performance Shares will be adjusted to reflect a stock split).
Other Rules: Your Award also is subject to more rules described in the Plan. You should read the Plan carefully to ensure you fully understand all the terms and conditions of this Award.
*****
You may contact Vtc at the address or number given below if you have any questions about your Award or this Award Agreement.
*****
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to Vtc at the address given below no later than Vte.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I understand and accept the conditions placed on my Award;

•	I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below by Vte, my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

Vtq	A. SCHULMAN, INC.

By:

(signature)

Date signed:	Date signed:

A signed copy of this form must be sent to the following address no later than Vte:
Vtc
A. Schulman, Inc.
Vtg
Vth
Vtd
After it is received, the A. Schulman, Inc. 2006 Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.
*****

Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                     .
By:
Vtq:
___ Has complied with the conditions imposed on the grant and the Award and the Award remains in effect; or
___ Has not complied with the conditions imposed on the grant and the Award and the Award is forfeited because

.
describe deficiency
A. Schulman, Inc. 2006 Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed form to Vtq and keep a copy as part of the Plan’s permanent records.

A. SCHULMAN, INC.
2006 INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO PERFORMANCE-BASED RESTRICTED STOCK AND
PERFORMANCE SHARES ISSUED TO VTA ON VTB
Instructions for Completing This Form
You may use this form to [1] name the person you want to receive any amount due under the A. Schulman, Inc. 2006 Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this form.
First, if you do not elect another beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form and return it to Vtc at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this form or if you need additional copies of this form, please contact Vtc at Vtd or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following persons as my primary beneficiary or beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this form. This benefit will be paid, in the proportion specified, to:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary:
If one or more of my primary beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award Agreement described at the top of this form:
___ Be paid to my other named primary beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased primary beneficiary); or
___ Be distributed, in the proportion specified, among the following contingent beneficiaries:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

****

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Elections made on this form will be effective only after this form is received by Vtc and only if it is fully and properly completed and signed.
Vtq

Date of Birth:

Address:

Sign and return this form to Vtc at the address given below.

Date	Signature
Return this signed form to Vtc at the following address:
Vtc
A. Schulman, Inc.
Vtg
Vth
Vtd
Received on:

By:

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A. SCHULMAN, INC.
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING SECTION 83(b) ELECTION FORM RELATING
TO RESTRICTED STOCK AWARD
You may make a Section 83(b) Election by completing the Section 83(b) Election Form. To do this:
•	You must make the election by completing the attached form;

•	Within 30 days of Vtb, you must send a copy of this form to the Internal Revenue Service Center at which you normally file your federal income tax return;

•	You also must send a copy of this form to:
Vtc
A. Schulman, Inc.
Vtg
Vth

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A. SCHULMAN, INC.
2006 INCENTIVE PLAN
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: Vtq

ADDRESS:

IDENTIFICATION NUMBER OF TAXPAYER:

TAXABLE YEAR: Calendar year Vti

2.	The property with respect to which the election is made is:

Vtf shares of the Common Stock of A. Schulman, Inc., a Delaware corporation (“Company”).

3.	The date on which the property was transferred is: Vtb.

4.	The property is subject to the following restrictions:

Forfeiture of:

___ shares in favor of the Company if the following conditions are not met during the time specified:
Insert the performance-related conditions that must be met to earn the Restricted Stock granted through this Award Agreement.
5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property: $00.00.

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The undersigned has submitted a copy of this statement to A. Schulman, Inc. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:

Vtq

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